Exhibit 24(ii)
                                                                  --------------



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement of Lennar Corporation on Form S-8 of our reports dated January 20, 1998, appearing in the Annual Report on Form 10-K of Lennar Corporation for the year ended November 30, 1997.

                                                           DELOITTE & TOUCHE LLP



February 9, 1999